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                                                                 EXHIBIT 10.1

                                PROMISSORY NOTE

$77,612.43                                                   September 28, 1995


     FOR VALUE RECEIVED, the undersigned, MARSHALL B. HUNT hereby promises to pay to the order of HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "Holder"), the sum of Seventy-Seven Thousand Six Hundred Twelve and 43/100 Dollars ($77,612.43) with interest payable thereon as hereinafter provided.

     This Note shall bear interest on the unpaid principal balance at a simple per annum interest rate of eight percent (8%). All interest accrued and payable hereunder shall be payable on the first, second, third and fourth anniversary dates from the date hereof with the final payment of accrued interest payable hereunder due and payable on the date on which the final payment of principal is due and payable hereunder.

     The unpaid principal balance hereof shall be payable in full on September 20, 2000.

     Payments hereunder shall be paid to Holder at Seven North Parkway Square, 4200 Northside Parkway, N.W., Atlanta, Georgia 30327 or at such other address as Holder may designate in writing.

     The principal amount hereof may be prepaid from time to time, in whole or in part, without premium or penalty. Any prepayment received by Holder shall be applied first to accrued and unpaid interest and then to the principal balance hereof.

     It is expressly agreed that should any installment payment due hereunder not be paid when due, then and in such event, the entire unpaid principal indebtedness evidenced hereby and all unpaid accrued interest shall be due and payable forthwith if such installment has not been paid within fifteen (15) days after written notice of default has been sent to the undersigned and thereafter may be collected without any further notice to or demand on the undersigned.

     Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney at law, the undersigned agrees to pay all costs of collection, including but not limited to reasonable attorney's fees.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of nonpayment and all other notices other than as expressly provided for above are hereby waived by the undersigned. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due amount, or any indulgence granted from time to time shall be construed as a novation of this Note or as a restatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or





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the right of Holder hereafter to insist upon strict compliance with the terms of this Note, or to prevent the exercise by such right of acceleration or any other right granted hereunder or by applicable law. No extension of time for the payment of this Note before or after demand is made hereunder shall operate to release, discharge, modify, change or affect the original liability of the undersigned under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by agreement in writing signed by the undersigned and Holder.

     This Note is intended as a contract under and shall be construed and enforced in accordance with the laws of the State of Georgia. As used herein, the terms "Holder" and "undersigned" shall be deemed to include their respective heirs, successors, legal representatives and assigns, as the case may be, whether by voluntary action of the parties or involuntary by operation of law.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under seal on the date first above written.


                                                  /s/ Marshall B. Hunt (SEAL)
                                                  --------------------
                                                  MARSHALL B. HUNT
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                          AMENDMENT TO PROMISSORY NOTE

     THIS AMENDMENT, made and entered into as of September 28, 1996, by and between Horizon Medical Products, Inc., a Georgia corporation ("Horizon"), and Marshall B. Hunt ("Hunt");

     WHEREAS, Hunt has delivered his Promissory Note dated September 28, 1995 payable to Horizon in the principal amount of Seventy Seven Thousand Six Hundred Twelve and 43/100 dollars ($77,612.43) (the "Note");

     WHEREAS, accrued interest under the Note was payable to Horizon on the first anniversary date of the Note;

     WHEREAS, Horizon has agreed with Hunt to change the payment date for accrued interest during the initial year of the Note from the first anniversary date to the second anniversary date of the Note;

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Note, as follows:

     1. All accrued interest under the Note from September 28, 1995 through September 28, 1996 shall be due and payable to Horizon on September 28, 1997, which is the second anniversary date of the Note.

     2. Other than the amendment described above, all other provisions of the Note shall continue in full force and effect. This amendment shall be binding upon and inure to the benefit of the parties hereto and their personal representatives, successors, and assigns.

     WITNESS, the execution of the undersigned effective as of the date first set forth above.


                                        HORIZON MEDICAL PRODUCTS, INC.


                                        By: /s/ [unreadable]
                                           ---------------------------
                                        Title: President
                                              ------------------------

                                        /s/ Marshall B. Hunt
                                        ------------------------------
                                        Marshall B. Hunt